THE PURISIMA FUNDS

Supplement dated July 27, 2005
to the Prospectus dated December 29, 2004

For shareholders of the Pure American Fund and Pure Foreign Fund:

The Board of Trustees of the Purisima Funds approved the submission to shareholders for their approval of a proposed tax-free reorganization of each of the Pure American Fund and Pure Foreign Fund into the Total Return Fund.

Shareholders will receive a combined proxy statement and prospectus in connection with the shareholder meeting where approval will be sought for the proposed reorganizations. Those materials should be sent in mid-to-late September to shareholders of record shortly before the mailing. The record date and shareholder meeting dates have not yet been set.

Please look for those materials in September.

Please keep this Supplement with your Prospectus.